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Exhibit 99.4

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA 2003, INC., formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-in-Possession,

DEBTORS' POST-SALE MONTHLY OPERATING REPORT

FOR THE PERIOD FROM AUGUST 1, 2003 THROUGH AUGUST 31, 2003

                      Neal L. Wolf (IL ARDC No. 6186361)
                      Todd L. Padnos (IL ARDC No. 6209679)
                      Brett J. Kitei (admitted                       pro hac vice)
                      LeBOEUF, LAMB, GREENE & MACRAE, LLP
                      One Embarcadero Center, 4th Floor
                      San Francisco, CA 94111
                      Telephone: (415) 951 1100
                      Facsimile: (415) 951 1180

                      Counsel for Debtors and Debtors-in-Possession

        HA2003, Inc., formerly known as HA-LO Industries, Inc. ("HA-LO"), and its wholly-owned subsidiaries, LW2003, Inc., formerly known as Lee Wayne Corporation ("Lee Wayne"), and Starbelly.com. Inc. ("Starbelly"), debtors and debtors-in-possession in these Chapter 11 cases (collectively, the "Debtors"),(1) hereby submit this post-sale monthly operating report for the period from August 1, 2003 through August 31, 2003.

        The customary reporting format provides for financial information of a debtor operating a business. On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC. These assets included all operating assets of the Debtors. As a result, the Debtors are no longer operating a promotional products business. Given the foregoing, the format for this report has been modified.

Dated: October 17, 2003	Respectfully submitted,

/s/ Brett J. Kitei
Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBoeuf, Lamb, Greene & MacRae, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180
Counsel for Debtors and Debtors-in-Possession

(1)
On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC (the "HIG Buyer"). In connection with this sale, HA-LO and Lee Wayne sold their rights to the names HA-LO and Lee Wayne to the HIG Buyer, subject to the reservation of HA-LO's and Lee Wayne's right to use such name in connection with its Chapter 11 case. Thereafter, pursuant to the terms of the Order entered by the Bankruptcy Court on April 4, 2003 authorizing such asset sale, HA-LO and Lee Wayne changed their names to HA2003, Inc. and LW2003, Inc., respectively. Notwithstanding the foregoing, HA2003, Inc. formerly known as HA-LO Industries, Inc. is referred to herein as HA-LO. The use of this definition is for the convenience of the parties to this lawsuit and should not be confused with any business being operated presently by the HIG Buyer under the name of HA-LO.

2

  TABLE OF CONTENTS

  Monthly Operating Report
  HA-LO INDUSTRIES, INC. (Case No. 02 B 12059)

  For the period of August 1, 2003 through August 31, 2003

Tab A:	Consolidated Balance Sheet
Tab B:	Cash Receipts
Tab C:	Cash Disbursements
Tab D:	Accounts and Notes Receivable
Tab E:	Accounts Payable
Tab F:	Tax Questionnaires
Tab G:	Declaration under Penalty of Perjury

EXHIBIT A

HA2003, Inc.
Monthly Operating Report—August 2003
Case No. 02 B 12059 (Jointly Administered)
Balance Sheet as at August 31, 2003

	HA2003, Inc.	LW2003, Inc.	Starbelly.com	Consolidated
ASSETS
Current Assets
Unrestricted Cash and Cash Equivalents	8,726,366	3,715	—	8,730,081
Accounts Receivable	2,946,651	(388)	—	2,946,262
Note Receivable	6,314,963	—	—	6,314,963
Inventories	—	—	—	—
Prepaid Expenses	153,356	—	—	153,356
Professional Retainers	—	—	—	—
Other Current Assets	—	—	—	—

TOTAL CURRENT ASSETS	18,141,335	3,327	—	18,144,661

Property and Equipment				—
Real Property and Improvements	—	—	—	—
Machinery and Equipment	—	—	—	—
Furniture, Fixtures and Office Equipment	—	—	—	—
Leasehold Improvements	—	—	—	—
Vehicles	—	—	—	—
Less Accumulated Depreciation	—	—	—	—

TOTAL PROPERTY & EQUIPMENT	—	—	—	—

Other Assets				—
Loans to Insiders	—	—	—	—
Other Assets	—	—	—	—

TOTAL OTHER ASSETS	—	—	—	—

TOTAL ASSETS	18,141,335	3,327	—	18,144,661

LIABILITIES AND OWNER EQUITY
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	—	—	—	—
Taxes Payable	115,870	—	—	115,870
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Reant/Leases—Building/Equipment	—	—	—	—
Professional Fees	2,349,414	—	—	2,349,414
Amounts due Insiders	—	—	—	—
Other Postpetition Liabilities	—	41,666	—	41,666

TOTAL POSTPETITION LIABILITIES	2,465,284	41,666	—	2,506,950

Liabilities Subject to Compromise (Pre-petition)				—
Secured Debt	—	—	—	—
Priority Debt	—	—	—	—
Unsecured Debt	35,521,713	8,054,233	5,105,738	48,681,684

TOTAL PRE-PETITION LIABILITIES	35,521,713	8,054,233	5,105,738	48,681,684

TOTAL LIABILITIES	37,986,997	8,095,898	5,105,738	51,188,634

Owners Equity				—
Capital Stock	461,385,054	1,000	—	461,386,054
Additional Paid in Capital	—		—	—
Partners' Capital Account	—		—	—
Owners Equity Account	—		—	—
Retained Earning—Pre-petition	(80,420,662)	6,991,016	(305,135,251)	(378,564,897)
Retained Earning—Postpetition	(388,257,270)	(15,084,588)	300,029,513	(103,312,345)
Adjustments to Owners Equity	(12,552,785)	—	—	(12,552,785)
Postpetition Contributions	—	—		—

NET OWNERS EQUITY	(19,845,663)	(8,092,572)	(5,105,738)	(33,043,973)

TOTAL LIABILITIES AND OWNER EQUITY	18,141,335	3,327	0	18,144,661

EXHIBIT B

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—August 2003

Cash Receipts

Date	Description	Receipts	Note
08/22/03	Jumbo CD interest	5,950
08/26/03	8th Street Marketplace	1,396	preference settlement
08/26/03	A.T. Cross Company	45,645	preference settlement
08/26/03	ABZ, Inc	4,500	preference settlement
08/26/03	Admore	1,789	preference settlement
08/26/03	Airmate Company Inc.	390	preference settlement
08/26/03	Aladdin Industries LLC	9,811	preference settlement
08/26/03	Algoma Net Company	1,000	preference settlement
08/26/03	All Foils Inc.	2,872	preference settlement
08/26/03	Alliance Telecommunications	400	preference settlement
08/26/03	Alumicolor	1,600	preference settlement
08/26/03	American Building Maintenance Co.	3,737	preference settlement
08/26/03	American Intercontinental Trade Group	2,400	preference settlement
08/26/03	Americo Mfg Co., Inc.	1,750	preference settlement
08/26/03	Amerigraph (American Graphics LLC)	707	preference settlement
08/26/03	Aminco International	2,208	preference settlement
08/26/03	The Antigua Group	17,739	preference settlement
08/26/03	Arnold Pen Inc.	1,766	preference settlement
08/26/03	Ashworth Inc.	977	preference settlement
08/26/03	Assemblies Unlimited, Inc.	8,258	preference settlement
08/26/03	Associated Bag Company	5,277	preference settlement
08/26/03	Atlantex Corp	9,181	preference settlement
08/26/03	Atlantis Match (Bradley Industries Incorporated)	2,500	preference settlement
08/26/03	Atlas Plastics (Flex Products)	3,293	preference settlement
08/26/03	Ball Pro, Inc	540	preference settlement
08/26/03	Ball Pro, Inc	1,460	preference settlement
08/26/03	Ballin International	8,228	preference settlement
08/26/03	Bay State Specialty Company	3,333	preference settlement
08/26/03	The Beistle Company	2,042	preference settlement
08/26/03	Beltsville Products Plastic Company	667	preference settlement
08/26/03	BIG Accessories, Inc. (Gary Mandel Promotional Concepts)	3,521	preference settlement
08/26/03	Betras Plastics, Inc.	12,500	preference settlement
08/26/03	Brandlab Inc.	2,000	preference settlement
08/26/03	Bretton Square Industries (Clinton Eaton Ingham Community Mental Health)	2,650	preference settlement
08/26/03	CDW	12,462	preference settlement
08/26/03	CCH	3,997	preference settlement
08/26/03	California Koolaroo Inc.	6,000	preference settlement
08/26/03	Castelli Diaries USA	2,000	preference settlement
08/26/03	Chaseline	824	preference settlement
08/26/03	Colibri	1,160	preference settlement
08/26/03	Computer Incentives	3,000	preference settlement
08/26/03	Con-way Southern Express	974	preference settlement
08/26/03	Corporate Awards	2,905	preference settlement

08/26/03	Crown Prince Inc.	5,500	preference settlement
08/26/03	Crystal World	7,573	preference settlement
08/26/03	Custom Craft Plastics	1,500	preference settlement
08/26/03	Custom Printing II, Limited	1,231	preference settlement
08/26/03	Dehen Knitting Co.	19,152	preference settlement
08/26/03	Devon Corporation	3,819	preference settlement
08/26/03	Dickies Occupational Wear	1,200	preference settlement
08/26/03	Dipcraft Manufacturing	1,000	preference settlement
08/26/03	Dixieland Emblematics	2,211	preference settlement
08/26/03	Dri Mark Products	9,329	preference settlement
08/26/03	Economy Pen & Pencil Company	5,000	preference settlement
08/26/03	Edwards Garment Co.	5,400	preference settlement
08/26/03	ERB Safety	3,943	preference settlement
08/26/03	Exsel Exhibits	1,500	preference settlement
08/26/03	Forrester's	1,000	preference settlement
08/26/03	Franklin Mint	2,000	preference settlement
08/26/03	Freedom Yacht Line	3,875	preference settlement
08/26/03	Garrity Industries, Inc.	1,070	preference settlement
08/26/03	Gartner	10,000	preference settlement
08/26/03	The Gavel Company	3,630	preference settlement
08/26/03	General Loose Leaf	500	preference settlement
08/26/03	Gill Studios	5,000	preference settlement
08/26/03	Glenbrook Security Services	6,590	preference settlement
08/26/03	Golden State T's	1,643	preference settlement
08/26/03	Graph Tech Corp.	3,400	preference settlement
08/26/03	Graphicolor Systems, Inc.	1,000	preference settlement
08/26/03	The Graphic Group	800	preference settlement
08/26/03	Great Lakes Dart Mfg., Inc.	13,000	preference settlement
08/26/03	Guardian Packaging	3,318	preference settlement
08/26/03	Hindostone	500	preference settlement
08/26/03	Hit Promotional Products	5,500	preference settlement
08/26/03	HM Printing	492	preference settlement
08/26/03	Hohner Inc.	1,100	preference settlement
08/26/03	Hospitality Mints Inc.	6,754	preference settlement
08/26/03	Howard Decorative Packaging	1,515	preference settlement
08/26/03	Howw Manufacturing	3,800	preference settlement
08/26/03	HTI Group Inc./ Baldur	1,445	preference settlement
08/26/03	Illinois Glove Co.	2,485	preference settlement
08/26/03	Innocast Corporation	1,500	preference settlement
08/26/03	Jayline International Corp.	4,581	preference settlement
08/26/03	Josef Creations, Inc.	2,413	preference settlement
08/26/03	JRM & Associates	1,664	preference settlement
08/26/03	Knobby Krafters Inc.	1,334	preference settlement
08/26/03	Krieger Ragsdale	6,800	preference settlement
08/26/03	La Belle Time, Inc.	2,239	preference settlement
08/26/03	Lar Lu Mfg. Co.	7,602	preference settlement
08/26/03	Last Straw	883	preference settlement
08/26/03	Life-Like Products LLC	4,500	preference settlement
08/26/03	Lifetime Products Inc.	8,243	preference settlement
08/26/03	Litehouse Custom Printing	16,500	preference settlement
08/26/03	Magnum Magnetics Corp.	2,421	preference settlement
08/26/03	Manzella Productions	2,006	preference settlement
08/26/03	Maple Ridge Farms	5,700	preference settlement

08/26/03	Marathon Mfg. & Supply	9,748	preference settlement
08/26/03	Metro Trophy Company	850	preference settlement
08/26/03	Metropak, Inc.	3,391	preference settlement
08/26/03	Midtown Printing	1,828	preference settlement
08/26/03	Minneapolis Specialty Advertising Co., Inc.	500	preference settlement
08/26/03	M.J. Soffe Co. Inc.	1,930	preference settlement
08/26/03	Monarch Art Plastics Co LLC	10,000	preference settlement
08/26/03	MORCO	6,500	preference settlement
08/26/03	Morgan's Monograms	1,169	preference settlement
08/26/03	Mount Vernon Mills Inc.	3,474	preference settlement
08/26/03	Mountain Gear Corporation	26,757	preference settlement
08/26/03	National Banner Company, Inc. (NABCO)	7,321	preference settlement
08/26/03	National Sportswear, Inc.	3,500	preference settlement
08/26/03	Ogio International, Inc.	34,100	preference settlement
08/26/03	Osborne Coinage Co.	1,908	preference settlement
08/26/03	Paulmay Company, Inc.	600	preference settlement
08/26/03	Petersen & Lefkofsky, P. C.	2,000	preference settlement
08/26/03	Philadelphia Rapid Transit Headware	269	preference settlement
08/26/03	Pilot Corporation of America	6,000	preference settlement
08/26/03	Points of Light, Inc. (Ben S. Loeb, Inc.)	5,500	preference settlement
08/26/03	Power Sales and Advertising	6,592	preference settlement
08/26/03	Pro Golf Premiums	10,000	preference settlement
08/26/03	Reeves Company, Inc.	12,000	preference settlement
08/26/03	Reflectix Division	1,976	preference settlement
08/26/03	Reflex Offset, Inc.	4,703	preference settlement
08/26/03	Retro 1951, Inc.	800	preference settlement
08/26/03	Schenker, Inc.	932	preference settlement
08/26/03	Shaw Creations Inc.	10,475	preference settlement
08/26/03	Southern Graphics	2,673	preference settlement
08/26/03	Stout Marketing	1,394	preference settlement
08/26/03	Swatch Group U.S.	1,500	preference settlement
08/26/03	SWF Products	750	preference settlement
08/26/03	Tamiya America, Inc.	358	preference settlement
08/26/03	Teraco	7,781	preference settlement
08/26/03	Think Tank	2,791	preference settlement
08/26/03	Tomax USA.com	7,000	preference settlement
08/26/03	Toy-Tex, Inc.	2,634	preference settlement
08/26/03	TravelChair Company	1,048	preference settlement
08/26/03	UFI	1,000	preference settlement
08/26/03	ULINE	6,000	preference settlement
08/26/03	UJCIC Screenprinting	2,559	preference settlement
08/26/03	Volt Management Corp.	2,000	preference settlement
08/26/03	William Fitzpatrick	1,500	preference settlement
08/26/03	Wisconsin Knitwear, Inc.	2,000	preference settlement
08/26/03	World Cup Awards	800	preference settlement
08/26/03	Zippo Manufacturing Company	4,308	preference settlement
08/26/03	Piper Rudnick	2,400	return of excess funds advanced for preference lawsuits filing fees
08/29/03	MM Interest	1,372

	Total	649,260

EXHIBIT C

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—August 2003

Cash Disbursements

Clear Date	Check Date	Check #	Description	Disbursements	Note
08/12/03	08/05/03	1002	US Trustee	(20,250)
08/14/03	08/11/03	1003	FedEx	(16)	invoices 4-777-45679, 4-828-26046
08/18/03	08/11/03	1004	Gateway Global	(2,088)	customer # 42, invoice 33178
08/27/03			ADP TX/FINCL SVC ADP—TAX	(7,174)	MSS—Net Direct Deposit for August Severence $50k, Bonus $27k
08/27/03			ADP TX/FINCL SVC ADP—TAX	(72,393)	MSS—Taxes for June/July/August Severence $150k, Bonus $27k
08/28/03	08/26/03	1012	Sperling & Slater	(765,395)	Professional Fees
08/29/03	08/26/03	1011	Silverman Consulting	(48,700)	Professional Fees
08/29/03			ADP TX/FINCL SVC ADP—TAX	(20,450)	MSS—Taxes for September Severence $50k
08/29/03			ADP TX/FINCL SVC ADP—TAX	(30,275)	MSS—Net Direct Deposit for September Severence $50k

			Total	(966,740)

EXHIBIT D

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—August 2003

Accounts and Notes Receivable

Premier—intercompany	2,804,414
HIG—assumed float	141,848
Beanstalk—note receivable	725,000
Ha-Lo Holdings, BV (HIG)—note receivable	4,589,963
Upshot Escrow	1,000,000

Total	9,261,225

EXHIBIT E

HA2003, Inc.
Monthly Operating Report—August 2003
Case No. 02 B 12059 (Jointly Administered)
Accounts Payable

Mayer Brown Rowe	3,402
Petersen & Lefkofsky	575
Fasken Martineau Dumoulin	4,355
Logan & Co	16,649
Wildman Harrold Allen & Dixon	25,863
Sachnoff & Weaver	34,603
Ungaretti & Harris	4,064
Ernst & Young	6,056
FTI Consulting	33,304
Piper Rudnick	707,774
Saul Ewing	1,996
Sperling & Slater	494,677
Neal Gerber & Eisenberg	361,842
LeBoeuf, Lamb Greene & McRae	354,476
Alix Partners	299,777

Total	2,349,414

EXHIBIT F

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HA2003,  INC.                                                 CASE NO.: 02 B 12059

FOR AUGUST 1 THRU AUGUST 31, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐
2.	FICA withholdings	Yes ☒	No ☐
3.	Employee's withholdings	Yes ☒	No ☐
4.	Employer's FICA	Yes ☒	No ☐
5.	Federal Unemployment Taxes	Yes ☒	No ☐
6.	State Income Tax	Yes ☒	No ☐
7.	State Employee withholdings	Yes ☒	No ☐
8.	All other state taxes	Yes ☐	No ☒

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $92,000 due December 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: LW2003,  INC.                                                 CASE NO.: 02 B 13224

FOR AUGUST 1 THRU AUGUST 31, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐
2.	FICA withholdings	Yes ☒	No ☐
3.	Employee's withholdings	Yes ☒	No ☐
4.	Employer's FICA	Yes ☒	No ☐
5.	Federal Unemployment Taxes	Yes ☒	No ☐
6.	State Income Tax	Yes ☒	No ☐
7.	State Employee withholdings	Yes ☒	No ☐
8.	All other state taxes	Yes ☒	No ☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: STARBELLY.COM                                                 CASE NO.: 02 B 13221

FOR AUGUST 1 THRU AUGUST 31, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☐	No ☐
2.	FICA withholdings	Yes ☐	No ☐
3.	Employee's withholdings	Yes ☐	No ☐
4.	Employer's FICA	Yes ☐	No ☐
5.	Federal Unemployment Taxes	Yes ☐	No ☐
6.	State Income Tax	Yes ☐	No ☐
7.	State Employee withholdings	Yes ☐	No ☐
8.	All other state taxes	Yes ☐	No (☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

NOT APPLICABLE

EXHIBIT G

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, Marc S. Simon, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/s/ MARC S. SIMON For the Debtor In Possession (Trustee)
Print or type name and capacity of person signing this Declaration:
Marc S. Simon, Chief Operating Officer Debtors and Debtors-In-Possession

DATED: October 17, 2003

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  Exhibit 99.4
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E
EXHIBIT F
EXHIBIT G